UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (earliest event reported):	December 14, 2005

TAUBMAN CENTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Michigan	1-11530	38-2033632
(State of Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

200 East Long Lake Road, Suite 300,
Bloomfield Hills, Michigan	48303-0200
(Address of Principal Executive Office)	(Zip Code)

Registrant's Telephone Number, Including Area Code:	(248) 258-6800

None

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See the discussion under Item 2.03 below.

Item 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On December 14, 2005, Short Hills Associates, L.L.C. (“Short Hills Associates”), an indirect subsidiary of Taubman Centers, Inc., entered into three Amended and Restated Promissory Notes (the “Amended Notes”) with Metropolitan Life Insurance Company (“MetLife”) and a related Amended and Restated Mortgage, Security Agreement and Fixture Filing (the “Amended Mortgage”) and Amended and Restated Assignment of Leases (collectively with the Amended Notes and the Amended Mortgage, the “Amended Agreements”). Copies of the Amended Agreements are filed as Exhibits 4.1 through 4.5 to this Form 8-K and are incorporated herein by reference.

The Amended Agreements provide for a new $540 million term loan which matures in December 2015 and replaces a $270 million loan originally provided by MetLife to Short Hills Associates on April 15, 1999. The new loan bears interest at a fixed rate of 5.5% and is secured by a first lien mortgage on The Mall at Short Hills in Short Hills, New Jersey. The prior loan bore interest at a rate of 6.7%, and Short Hills Associates paid a prepayment fee of $8.2 million in connection with the refinancing. The new loan requires monthly payments of interest only during the term. Beginning January 1, 2011, the loan may be prepaid with a prepayment fee equal to the greater of yield maintenance or 1% of the principal prepaid. No prepayment fee is due if prepaid within 90 days of the maturity date. The obligations under the Amended Notes may be accelerated in the event of a default by Short Hills Associates or under other customary circumstances, in each case as set forth in the Amended Agreements.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits

        The following Exhibits are filed with this report:

Exhibit Number	Description

4.1	Amended and Restated Promissory Note A-1, dated December 14, 2005, by Short Hills Associates, L.L.C. to Metropolitan Life Insurance Company

4.2	Amended and Restated Promissory Note A-2, dated December 14, 2005, by Short Hills Associates, L.L.C. to Metropolitan Life Insurance Company

4.3	Amended and Restated Promissory Note A-3, dated December 14, 2005, by Short Hills Associates, L.L.C. to Metropolitan Life Insurance Company

4.4	Amended and Restated Mortgage, Security Agreement and Fixture Filing, dated December 14, 2005, by Short Hills Associates, L.L.C. to Metropolitan Life Insurance Company

4.5	Amended and Restated Assignment of Leases, dated December 14, 2005, by Short Hills Associates, L.L.C.(Assignor) in favor of Metropolitan Life Insurance Company (Assignee)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2005	TAUBMAN CENTERS, INC.

By: /s/ Lisa A. Payne

Lisa A. Payne
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amended and Restated Promissory Note A-1, dated December 14, 2005, by Short Hills Associates, L.L.C. to Metropolitan Life Insurance Company

4.2	Amended and Restated Promissory Note A-2, dated December 14, 2005, by Short Hills Associates, L.L.C. to Metropolitan Life Insurance Company

4.3	Amended and Restated Promissory Note A-3, dated December 14, 2005, by Short Hills Associates, L.L.C. to Metropolitan Life Insurance Company

4.4	Amended and Restated Mortgage, Security Agreement and Fixture Filing, dated December 14, 2005, by Short Hills Associates, L.L.C. to Metropolitan Life Insurance Company

4.5	Amended and Restated Assignment of Leases, dated December 14, 2005, by Short Hills Associates, L.L.C.(Assignor) in favor of Metropolitan Life Insurance Company (Assignee)